UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2013
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 11, 2013, the Board of Directors of United Technologies Corporation (“UTC” or the “Company”) approved and the Company adopted an amendment to UTC’s Bylaws. A new Section 6.6 has been added to the Bylaws to address the forum for adjudication of certain disputes.

The foregoing description is qualified in its entirety by reference to UTC’s Bylaws as amended and restated, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Exhibit Description
3.1	Bylaws of United Technologies Corporation, as Amended and Restated effective December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: December 13, 2013	By:	/S/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Bylaws of United Technologies Corporation, as Amended and Restated effective December 11, 2013.